SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2011

CHINA NUVO SOLAR ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-48746	87-0567853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

319 Clematis Street, Suite 703

West Palm Beach, Florida 33401
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  (561) 514-9042

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

(b)

On October 18, 2011, Amended and Restated Articles of Incorporation (the “Amendment”) was filed with the Secretary of State of Nevada to change the name of the Company from China Nuvo Solar Energy, Inc. to SurgLine International, Inc. The Amendment was approved by a majority of the Company’s shareholders and the Company’s Board of Directors. The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits.

Exhibit	Description
3.1	Certificate of Amendment and Amended and Restated Articles of Incorporation (filed herewith)
99.1	Press Release, dated October 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGLINE INTERNATIONAL, INC.
Date: October 20, 2011	By: /s/ Barry S. Hollander Barry Hollander, Principal Financial Officer

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